FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 7, 1999                 Date of earliest event reported:
                                                       September 29, 1999


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


    Florida                         0-5423                        59-1277135
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (561) 627-7171


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Item 8.   Change in Fiscal Year.

                  On September 29, 1999, the Board of Directors of Dycom Industries, Inc., a Florida corporation (the "Company"), approved a resolution to change the fiscal year of the Company from a fiscal year ending July 31 to a 52/53 week fiscal year ending on the Saturday closest to July 31. Since the opening of the new fiscal year began the day after the closing of the last fiscal year, there will be no transition period for which a report to the Securities and Exchange Commission will need to be filed. The report on Form 10-Q for the Fiscal Quarter ending October 30, 1999 will be the first report using the new fiscal year.

                  As a result of this change, the quarter end dates for fiscal years 2000 through 2004 will be as follows:

Fiscal Year 2000 (52 weeks)
----------------
First Quarter                               October 30, 1999
Second Quarter                              January 29, 2000
Third Quarter                               April 29, 2000
Fourth Quarter                              July 29, 2000

Fiscal Year 2001 (52 weeks)
----------------
First Quarter                               October 28, 2000
Second Quarter                              January 27, 2001
Third Quarter                               April 28, 2001
Fourth Quarter                              July 28, 2001

Fiscal Year 2002 (52 weeks)
----------------
First Quarter                               October 27, 2001
Second Quarter                              January 26, 2002
Third Quarter                               April 27, 2002
Fourth Quarter                              July 27, 2002

Fiscal Year 2003 (52 weeks)
----------------
First Quarter                               October 26, 2002
Second Quarter                              January 25, 2003
Third Quarter                               April 26, 2003
Fourth Quarter                              July 26, 2003

Fiscal Year 2004 (53 weeks)
----------------
First Quarter                               October 25, 2003
Second Quarter                              January 24, 2004
Third Quarter                               April 24, 2004
Fourth Quarter                              July 31, 2004


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DYCOM INDUSTRIES, INC.


Date: October 7, 1999           By:    \s\ Steven Nielsen
                                    --------------------------------------------
                                    Name:  Steven Nielsen
                                    Title: President and Chief Executive Officer



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